Table of Contents
                                                   Page

Message from the President                          2

Manager's Discussion                                3

Performance Summary                                 5

Dividend Reinvestment Plan                          6

Results of Shareholder Meeting                      7

Statement of Investments                            8

Financial Statements                               13

Notes to Financial Statements                      15

Report of Independent Auditors                     20



Your Fund's Objective:
The Franklin Principal Maturity Trust's primary objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high monthly income. No assurances can be made that the fund will achieve this goal.



MESSAGE FROM THE PRESIDENT


                                                              January 16, 1996

Dear Shareholder:

We're pleased to present the annual report of the Franklin Principal Maturity Trust for the period ended November 30, 1995.

During this reporting period, a slowing U.S. economy led to lower interest rates, as the yield on the 30-year U.S. Treasury bond dropped sharply, to 6.13% on November 30, 1995 from 8.00% on November 30, 1994. At the same time, corporate earnings were very strong, causing a powerful upward surge in stock prices. In fact, the unmanaged Dow Jones Industrial Average,(R) gained 1335.26 points and ended the period at 5074.49.

While this year's economic environment proved beneficial for the Trust, no one can predict what lies ahead for investors. All investment markets experience volatility, which is a normal part of investing, and there's no guarantee that the markets will continue to perform as well in the months to come.

Looking forward to 1996, we anticipate continued moderate economic growth and subdued inflation. We believe this environment should lead to lower yields and higher bond prices.

Please feel free to contact us if you have questions or concerns. As always, we appreciate your support of the Franklin Principal Maturity Trust and look forward to serving your investment needs in the years to come.

Sincerely,





Charles B. Johnson
President


MANAGER'S DISCUSSION

We positioned the Trust early in the year to take advantage of rising bond prices by increasing its positions in zero-coupon securities maturing around May 31, 2001. These securities pay no current interest, but are purchased at a discount to face value. As a zero-coupon bond approaches maturity, the interest accretes and its price approaches the face value, which is fully realized on the maturity date. Since the entire income from these interest-rate-sensitive securities is received at maturity, their current value increases faster during market rallies and decreases faster during market declines, than the value of a current interest-paying bond. These bonds are ideal for the Trust because they are guaranteed by agencies of the U.S. government. The securities we purchased were issued by FICO and REFCO, two corporations set up by the U.S. government to finance the savings & loan bailout, and by the Federal National Mortgage Association (Fannie Mae), a government-sponsored corporation which purchases mortgages from lenders and resells them to investors.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The bond market rally also pushed many of our corporate debt holdings to what we believed would be their maximum price levels. We responded by selling several holdings, which lowered our exposure to corporate bonds, as of November 30, 1995, to 19.0% from 24.9% of total investments, exclud-ing liabilities in excess of other assets.+ Specifically, we sold 13 of the 15 defaulted securities that were in the portfolio at the beginning of the year, preferring to increase our exposure to the better quality zero-coupon bonds referred to above.

+ Total investments exclude liabilities in excess of other assets.

The Trust also used the opportunity provided by the rally to liquidate the majority of its bank debt holdings. During the year, we sold our positions in five of the six companies in this category, including those in Maxwell Communication and Phar-Mor, leaving only a position in El Paso Electric Co. Of course, we will continue to look for securities that we believe to be undervalued in the market. Purchases during the year included bonds issued by Telemundo Group and Mesa Capital.

During the year, most major stock market indices achieved record levels, fueled by declining interest rates and strong corporate profits. Since we believe that the economy is in the later stages of the current business cycle, we reduced our equity exposure from 22.2% to 14.3% of total investments, excluding liabilities in excess of other assets. For example, we sold part of the Trust's equity position in Rexene Corporation, a major petrochemical and plastics manufacturer, and Carson Pirie Scott, a department store chain in the Midwest.

Looking forward, we believe the outlook for the economy remains positive. The current monetary policy of the Federal Reserve Board appears to be fostering moderate growth and low inflation, which should be advantageous to the U.S. Treasury and Agency zero-coupon bonds held by the Trust. Plus, its equity and corporate bonds should be bolstered by the strong earnings and improving balance sheets of their issuing companies.

Portfolio Operations

Chauncey Lufkin is the portfolio manager and vice president of Franklin Principal Maturity Trust. He joined Franklin in 1990 as a specialist in restructuring and distressed securities. Prior to joining Franklin, Mr. Lufkin worked for the special finance group of Manufacturers Hanover Trust Co. and in the leveraged finance division at Security Pacific National Bank.
Mr. Lufkin received his bachelor of arts degree from St. Lawrence University.


PERFORMANCE SUMMARY
The Franklin Principal Maturity Trust's price on the New York Stock Exchange increased from $7.125 on November 30, 1994, to $7.50 on November 30, 1995. The Trust's net asset value per share increased from $7.70 on November 30, 1994, to $8.54 on November 30, 1995.

The Trust distributed 59.1 cents ($0.591) per share in income dividends during the reporting period. Based on an annualization of the current monthly dividend of 4.5 cents ($0.045) per share and the New York Stock Exchange closing share price of $7.50 on November 30, 1995, the Trust's distribution rate was 7.20%. Dividends will vary depending on the earnings of the securities in the Trust's portfolio, and past distributions are not predictive of future trends.

The Franklin Principal Maturity Trust reported a cumulative total return of +14.21% for the one-year period ended November 30, 1995. Total return reflects the change in the Trust's share price on the New York Stock Exchange (NYSE) and assumes reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan. The cumulative total return was +20.33%, based on the change in net asset value (as opposed to market price), and assumes reinvestment of dividends and capital gains according to the terms specified in the Trust's Dividend Reinvestment Plan. Past performance is not predictive of future results.

We urge you to view your investment in the Franklin Principal Maturity Trust from a long-term investment perspective. As the chart below demonstrates, the Trust reported a cumulative total return of more than +68% since its inception on January 19, 1989.




Franklin Principal Maturity Trust
Cumulative Total Returns1
Periods ended November 30, 1995

                                              Since
                                            Inception
                        1-Year    5-Year    (1/19/89)

Based on change
in net asset value       +20.33%    +75.62%    +68.92%

Based on change
in market value          +14.21%    +44.14%    +37.96%

Distribution Rate2              7.20%


1. Total return calculations assume reinvestment of all distributions at market price on the reinvestment date. Past performance is not predictive of future results.

2. Distribution rate is based on the annualization of the Trust's current 4.5 cents per share monthly dividend and the New York Stock Exchange closing price of $7.50 on November 30, 1995. The November dividend included an additional income distribution of 4.1 cents to meet excise tax requirements.




FRANKLIN PRINCIPAL MATURITY TRUST

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. First Data Investor Services Group ("Plan Agent"), c/o Corporate Securities, 53 State Street, Boston, Massachusetts 02109, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to two decimal places. The complete terms and conditions of the Plan are contained in the Fund's prospectus, dated January 19, 1989, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Fund at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Plan Agent in the open market. All reinvestments are in full and fractional shares. The Fund does not issue new shares in connection with the Plan.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased through the exchange on which they are listed, each participant will pay a pro rata portion of brokerage commissions. The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Fund, are realized notwithstanding the fact that cash is not received by shareholders.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time by notifying the Plan Agent in writing. There is a $5 fee to withdraw from the reinvestment plan. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds. If you prefer, the Plan Agent will sell all of your full and fractional shares upon your withdrawal and send you the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.



FRANKLIN PRINCIPAL MATURITY TRUST

Annual Meeting of Shareholders
July 21, 1995



At an Annual Meeting of Shareholders of the Fund held on July 21, 1995, shareholders of the Fund voted as follows: 1. Regarding the election of trustees who constitute the current Board of Trustees...

                                                     For          (%)      % of Voted    Withheld       %

      Frank H. Abbott, III..................     17,112,888      83.63        97.61       418,632     2.39
      Harris J. Ashton......................     17,148,024      83.80        97.81       383,496     2.19
      S. Joseph Fortunato...................     17,149,389      83.81        97.82       382,131     2.18
      David W. Garbellano...................     17,105,327      83.59        97.57       426,193     2.43
      Edward B. Jamieson....................     17,154,217      83.83        97.85       377,303     2.15
      Charles B. Johnson....................     17,175,090      83.93        97.97       356,430     2.03
      Rupert H. Johnson, Jr.................     17,223,418      84.17        98.24       308,102     1.76
      Frank W.T. LaHaye.....................     17,138,578      83.76        97.76       392,942     1.92
      Gordon S. Macklin.....................     17,139,802      83.76        97.77       391,718     2.23

2. Regarding the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending November 30, 1995...

           For              (%)         % of Voted          Abstain         (%)         Against         (%)

       17,127,054          83.70           97.69            314,037        1.79         90,430          .52






FRANKLIN PRINCIPAL MATURITY TRUST

Statement of Investments in Securities and Net Assets, November 30, 1995

    Shares,
   Warrants                                                                                           Value
   & Rights                                                                                         (Note 1)
                  Common Stocks, Warrants & Rights 19.9%

                  Automobile/Auto Parts2.5%
     105,000    a Harvard Industries, Inc., Class B.............................................     $ 2,835,000
     156,601    a Pullman Co. ..................................................................       1,507,285
                                                                                                   -------------
                                                                                                       4,342,285
                                                                                                   -------------
                  Chemicals3.1%
     564,000    a Rexene Corp. .................................................................       5,499,000
                                                                                                   -------------
                  Commercial Services1.2%
     227,991    a Emcor Group, Inc. ............................................................       2,137,416
                                                                                                   -------------
                  Electronics
      27,620    a Ampex Group, Inc. ............................................................          96,670
                                                                                                   -------------
                  Forest/Paper Products.2%
     407,221    a WTD Industries, Inc. .........................................................         305,416
                                                                                                   -------------
                  Home Building1.4%
     245,194    a NVR, Inc. ....................................................................       2,390,641
      24,000    a NVR, Inc., warrants ..........................................................          51,000
                                                                                                   -------------
                                                                                                       2,441,641
                                                                                                   -------------
                  Industrial4.4%
     286,075      Lone Star Industries, Inc. ...................................................       7,116,116
     274,444a,c,i Triangle Wire & Cable Corp. ..................................................         548,888
                                                                                                   -------------
                                                                                                       7,665,004
                                                                                                   -------------
                  Machine/Construction
       8,000    a Terex Corp., rights ..........................................................          16,000
                                                                                                   -------------
                  Metal Fabricate/Hardware1.0%
   2,844,000  a,i Ladish Co., Inc. .............................................................       1,706,400
                                                                                                   -------------
                  Real Estate
      65,393    a XRC Corp. ....................................................................          45,775
                                                                                                   -------------
                  Retail4.6%
     401,510    a Carson Pirie Scott & Co. .....................................................       7,980,011
                  Technology/Information Systems.8%
     438,407    a Memorex Telex, NV, ADR........................................................         383,606
      48,081    a Wang Laboratories, Inc. ......................................................         859,448
       1,209    a Wang Laboratories cvt, warrants ..............................................         145,080
                                                                                                   -------------
                                                                                                       1,388,134
                                                                                                   -------------
                  Transportation.7%
      95,363    a Trans World Airlines, Inc. ...................................................       1,144,356
                                                                                                   -------------
                  Total Common Stocks, Warrants & Rights (Cost $34,907,622).....................      34,768,108
                                                                                                   -------------
                  Preferred Stocks2.2%..........................................................
                  Automobile/Auto Parts1.5%
      99,004      Harvard Industries, Inc., 14.25% pfd., PIK....................................     $ 2,623,606
                                                                                                   -------------
                  Financial Services .2%
      20,000      Nortel, Inc., pfd., Series B..................................................         310,000
                                                                                                   -------------
                  Transportation.5%
      13,587      Trans World Airlines, Inc., 12.00% pfd. ......................................         944,297
                                                                                                   -------------
                  Total Preferred Stocks (Cost $3,743,936)......................................       3,877,903
                                                                                                   -------------
                  Convertible Preferred Stocks.1%
      19,103    a Hills Department Store, cvt. pfd., Series A (Cost $384,448)...................         223,266
                                                                                                   -------------

     Face
    Amount
                  Bank Debts 3.0%
$  5,000,000b,d,h,kEl Paso Electric Co., 8.118%, 05/03/99.......................................       3,250,000
   1,549,542b,h,k Gateway Group, Ltd., 10.90%, 09/01/98 ........................................       2,063,274
                                                                                                   -------------
                  Total Bank Debts (Cost $6,446,445)............................................       5,313,274
                                                                                                   -------------
                  Corporate Bonds23.0%
                  Air Freight.7%
   1,500,000  a,d Evergreen International Aviation, senior notes, 13.50%, 08/15/02 .............       1,245,000
                                                                                                   -------------
                  Chemical/Fertilizers1.8%
   3,000,000      Trans Resources, deb. notes, 14.50%, 09/01/96 ................................       3,090,000
                                                                                                   -------------
                  Commercial Services2.0%
   2,000,000      Emcor Group, Inc., senior notes, PIK, Series A, 7.00%, 12/15/97 ..............       1,960,000
   1,779,200      Emcor Group, Inc., senior notes, PIK, Series C, 11.00%, 12/15/01 .............       1,543,456
                                                                                                   -------------
                                                                                                       3,503,456
                                                                                                   -------------
                  Financial Services2.4%
   4,000,000    c Acadia Partners, senior sub. notes, 13.00%, 10/01/97 .........................       4,190,000
                                                                                                   -------------
                  Food Retailing1.2%
   2,528,000    d Almac, Inc., senior sub. notes, PIK, 11.50%, 11/19/04 ........................         632,000
   7,500,000    d Victory Markets, Inc., notes, 12.50%, 03/15/00 ...............................       1,537,500
                                                                                                   -------------
                                                                                                       2,169,500
                                                                                                   -------------
                  Forest/Paper Products.1%
     204,329      WTD Industries, Inc., notes, 8.00%, 06/30/05 .................................         104,208
                                                                                                   -------------
                  Gaming & Leisure .3%
   2,000,000    d Harrah's Jazz Co., first mortgage, 14.25%, 11/15/01 ..........................         550,000
                                                                                                   -------------
                  Home Building 1.1%
   2,535,000      Waxman Industries, S.F., senior sub. notes, 13.75%, 06/01/99 .................       1,989,975
                                                                                                   -------------

                  Industrial 5.8%
 $ 5,000,000      Great Dane Holdings, Inc., senior notes, 14.50%, 01/01/06 ....................     $ 4,500,000
   8,500,000      Haynes International, Inc., senior sub. notes, 13.50%, 08/15/99 ..............       5,397,500
      29,200      Sellco Corp., sub. notes, PIK, 12.00%, 12/15/04 ..............................           5,694
       9,000      Lone Star Industries, Inc., senior notes, 10.00%, 07/31/03 ...................           9,068
     149,000      Thermadyne Industries, Inc., senior sub. notes, 10.25%, 05/01/02 .............         151,235
     207,000      Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ....................         208,035
                                                                                                   -------------
                                                                                                      10,271,532
                                                                                                   -------------
                  Machine/Construction1.0%
   2,000,000    c Terex Corp., senior secured notes, 13.75%, 05/15/02 ..........................       1,716,000
                                                                                                   -------------
                  Media & Broadcasting1.2%
   2,144,200      Telemundo Group, senior notes, 10.25%, 12/30/01 ..............................       2,112,037
                                                                                                   -------------
                  Retail3.3%
      80,000      Hills Department Store, senior notes, 10.25%, 09/30/03 .......................          72,800
   2,000,000      Levitz Furniture, senior notes, 12.375%, 04/15/97 ............................       1,840,000
   3,500,000      Levitz Furniture, senior sub. notes, 9.625%, 7/15/03 .........................       1,977,500
   3,200,000      Rickel Home Centers, units, 13.50%, 12/15/01 .................................       1,888,000
                                                                                                   -------------
                                                                                                       5,778,300
                                                                                                   -------------
                  Tobacco1.8%
      74,000    c Liggett Group, senior secured notes, Series C, 19.75%, 02/01/99 ..............          68,080
   3,750,000      Liggett Group, S.F., senior secured notes, 11.50%, 02/01/99 ..................       3,046,875
                                                                                                   -------------
                                                                                                       3,114,955
                                                                                                   -------------
                  Utilities.3%
     500,000      Midland CoGeneration Venture, S.F., secured lease obligation bonds,
                   Series A, 11.75%, 07/23/05 ..................................................         518,395
                                                                                                   -------------
            Total Corporate Bonds (Cost $53,174,930)............................................      40,353,358
                                                                                                   -------------
                  Foreign Government Bonds1.7%
   4,350,000    e ESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08 ...................         959,200
   2,158,000      Republic of Ecuador, deb. notes, 3.00%, 02/27/15 .............................         712,140
   2,000,000      Republic of Ecuador, deb. notes, 3.00%, 02/28/25 .............................         680,000
   1,100,000      Republic of Ecuador, deb. notes, 7.25%, 02/28/25 .............................         543,125
                                                                                                   -------------
                  Total Foreign Government Bonds (Cost $4,151,912)..............................       2,894,465
                                                                                                   -------------
                g Zero Coupon/Step-up Bonds87.8%
                  Oil/Gas2.0%
   4,000,000      Mesa Inc., disc. notes, zero coupon to 06/30/95, (original accretion rate 12.75%),
                   12.75% thereafter, 06/30/98 .................................................       3,540,000
                                                                                                   -------------
                  U.S. Government & Its Agencies85.8%
 $10,850,000      FICO Strip, 03/07/01 .........................................................     $ 8,014,851
  12,520,000      FICO Strip, 04/06/01 .........................................................       9,202,487
   5,211,000      FICO Strip, 05/02/01 .........................................................       3,812,889
   1,116,000      FICO Strip, 05/11/01 .........................................................         815,329
   5,253,000      FICO Strip, 05/30/01 .........................................................       3,825,323
   7,348,000      FNMA Strip, 02/01/01 .........................................................       5,461,004
   8,100,000      GTC Trust Certificates-Israel, Series 1D, 05/15/01 ...........................       5,943,683
  27,226,000    f GTC Trust Certificates-Israel, Series 2F, 05/15/01 ...........................      19,978,112
  40,000,000      REFCO Strip, 04/15/01 ........................................................      29,674,194
  85,249,000    f U.S. Treasury Strips, 05/15/01 ...............................................      63,170,008
                                                                                                   -------------
                                                                                                     149,897,880
                                                                                                   -------------
                  Total Zero Coupon/Step-up Bonds (Cost $144,860,445)...........................     153,437,880
                                                                                                   -------------
                  Total Long Term Investments (Cost $247,669,738)...............................     240,868,254
                                                                                                   -------------
                  Short Term Investments1.3%
   5,000,000  a,d McCrory Corp., deb., (original accretion rate 5.883%), 0.00%, 12/31/95
                   (Cost $2,800,000)............................................................       2,250,000
                                                                                                   -------------
                  Total Investments before Repurchase Agreements (Cost $250,469,738)............     243,118,254
                                                                                                   -------------
                j Receivables from Repurchase Agreements 1.0%
   1,569,339      Joint Repurchase Agreement, 5.90 %, 12/01/95 (Cost $1,590,283)
                  Bear Stearns & Co. Inc., (Maturity Value $241,460)
                  Collateral: U.S. Treasury Bills, 03/14/96
                  U.S. Treasury Notes, 5.50% - 8.875%, 04/30/97 - 12/31/99
                  Chase Manhattan Bank N.A., (Maturity Value $241,460)
                  Collateral: U.S. Treasury Notes, 5.25% - 7.50%, 12/31/96 - 07/31/98
                  Daiwa Securities America, Inc., (Maturity Value $241,460)
                  Collateral: U.S. Treasury Notes, 5.625% - 7.875%, 01/31/96 - 11/30/99
                  Donaldson, Lufkin, & Jenrette, (Maturity Value $241,460)
                  Collateral: U.S. Treasury Notes, 5.875% - 8.00%, 12/31/96 - 11/30/99
                  Nikko Securities Co. International, Inc., (Maturity Value $241,460)
                  Collateral: U.S. Treasury Notes, 5.50% - 8.50%, 04/30/97 - 03/31/00
                  Swiss Bank Corp., (Maturity Value $241,460)
                  Collateral: U.S. Treasury Notes, 6.125%, 05/31/97
                  UBS Securities Inc., (Maturity Value $141,781)
                  Collateral: U.S. Treasury Bills, 06/27/96
                  U.S. Treasury Notes, 5.375% - 5.50%, 11/30/97 - 11/15/98 ....................        1,590,283
                                                                                                   -------------
                  Total Investments (Cost $252,060,021)140.0%...................................     244,708,537
                                                                                                   -------------
                  Liabilities in Excess of Other Assets, Net(40.0)%.............................     (69,903,508)
                                                                                                   -------------
                  Net Assets 100.0%..............................................................   $174,805,029
                                                                                                   =============

                  At November, 30, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $252,105,650 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost...............................................     $16,893,439
                  Aggregate gross unrealized depreciation for all investments in which there was an
                    excess of tax cost over value...............................................     (24,290,552)
                                                                                                   -------------
                  Net unrealized depreciation...................................................     $(7,397,113)
                                                                                                   =============

PORTFOLIO ABBREVIATIONS:
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
GTC      - Government Trust Certificates
REFCO    - Resolution Funding Corp.
PIK      - Payment-in-Kind
S.F.     - Sinking Fund
aNon-income producing.
bSee Note 6 regarding restricted securities.
cSee Note 7 regarding Rule 144A securities.
dSee Note 9 regarding credit risk and defaulted securities.
eFace amount stated in foreign currencies and value is stated in U.S. dollars. fSecurity is designated as collateral for reverse repurchase agreement transactions.
gZero coupon/step-up bonds. The current effective yield may vary.
  The original accretion rate will remain constant.
hSee Note 2(a) regarding securities valued by the Board of Trustees.
iSee Note 11 regarding holdings of 5% voting securities.
jFace amount for repurchase agreements is for the underlying collateral. See
Note 2(f) regarding Joint Repurchase Agreement. kInvestments described as bank debts are loan participations acquired by the Fund from banks or finance companies (lenders). Loan participations are interests in floating or variable rate loans to U.S. corporations, partnerships and other entities (borrowers) in which the Fund has a contractual relationship solely with the lender for payment of principal and interest upon receipt by the lender of such payments from the borrower. The companies listed are the borrowers of the bank debts in which the Fund has acquired participation.

The accompanying notes are an integral part of these financial statements.







FRANKLIN PRINCIPAL MATURITY TRUST

Financial Statements

Statement of Assets and Liabilities
November 30, 1995
Assets:
 Investments in securities, at value
 (identified cost $250,469,738)          $243,118,254
 Receivables from repurchase
  agreements, at value and cost             1,590,283
 Receivables:
  Interest and dividends                    2,211,398
  Investment securities sold                  851,792
                                        --------------

Total assets                              247,771,727
                                        --------------

Liabilities:
 Payables:
  Reverse repurchase agreements (Note 2)   70,726,790
  Distributions payable to shareholders     1,759,783
  Accrued interest (Note 2)                   328,413
  Management fees                              87,312
  Shareholder servicing costs                  11,000
 Accrued expenses and other liabilities        53,400
                                        --------------

Total liabilities                          72,966,698
                                        --------------

Net assets, at value                     $174,805,029
                                        ==============


Net assets consist of:
Undistributed net investment income          $533,928
Net unrealized depreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                      (7,351,798)
Net realized loss from investments
 and foreign currency
transactions                               (3,734,945)
 Capital shares                               204,626
Additional paid-in capital                185,153,218
                                        --------------

Net assets, at value                     $174,805,029
                                        ==============


Net asset value per share
 ($174,805,029 O 20,462,600 shares
 of beneficial interest outstanding)            $8.54
                                        ==============





Statement of Operations
for the year ended November 30, 1995

Investment income:
 Interest (Note 2)           $15,587,852
 Dividends                       403,635
                          --------------

Total income                               $15,991,487
Expenses:
 Management fees (Note 4)        999,478
 Shareholder servicing costs      86,992
 Professional fees                99,213
 Reports to shareholders          20,579
 Custodian fees                   19,627
 Trustees' fees and expenses      14,657
 Other                            57,971
                          --------------

Operating expenses             1,298,517
 Interest expense (Note 2)     4,228,649
                          --------------

Total expenses                               5,527,166
                                        --------------
 Net investment income                      10,464,321
                                        --------------

Realized and unrealized gain (loss)
 from investments and foreign currencies:
Net realized gain (loss) from:
 Investments                                (3,355,758)
 Foreign currency transactions                  16,718
Net unrealized appreciation
 (depreciation) on:
Investments                                 22,269,464
Translation of assets and
 liabilities denominated
 in foreign currencies                          (4,159)
                                        --------------

Net realized and unrealized
 gain on investments
 and foreign currencies                     18,926,265
                                        --------------

Net increase in net assets
 resulting from operations                 $29,390,586
                                        ==============





The accompanying notes are an integral part of these financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended November 30, 1995 and 1994
                               1995           1994
                              ---------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income    $ 10,464,321  $ 10,993,289
  Net realized loss from
 investments and foreign
 currency transactions       (3,339,040)     (294,808)
Net unrealized appre-
ciation (depreciation)
 on investments and translation of
assets and liabilities denom-
 inated in foreign
 currencies                  22,265,305   (35,895,185)
                              ---------      ---------
Net increase
 (decrease) in
 net assets
 resulting from
 operations                  29,390,586   (25,196,704)
 Distributions to share-
 holders from:
 Undistributed net
 investment income          (12,093,398)  (12,074,213)
   Undistributed net
 realized capital gain                --    (2,116,600)
                              ---------      ---------
Net increase
 (decrease) in
 net assets                  17,297,188   (39,387,517)
Net assets:
 Beginning of year          157,507,841   196,895,358
                              ---------      ---------
 End of year (including
 undistributed net
 investment income of
 $533,928 at 11/30/95
 and $2,090,458
 at 11/30/94)              $174,805,029  $157,507,841
                              =========      =========


Statement of Cash Flows
for the year ended November 30, 1995

Interest and dividends received             $7,973,509
Interest expense paid                       (3,723,734)
Operating expenses paid                     (1,268,002)
                                        --------------

  Cash provided - operating activities       2,981,773
                                        --------------

Investment purchases                      (941,940,095)
Investment sales                           879,410,028
                                        --------------

  Cash used - investing activities         (62,530,067)
                                        --------------

Net increase in reverse repurchase
 agreement transactions                     65,759,515
Distributions to shareholders              (11,356,743)
                                        --------------

  Cash provided - financing activities      54,402,772
                                        --------------
Net decrease in cash                        (5,145,522)
Cash at beginning of period                  5,145,522
                                        --------------

Cash at end of period                             $ --
                                        ==============




The accompanying notes are an integral part of these financial statements.



FRANKLIN PRINCIPAL MATURITY TRUST

Notes to Financial Statements




NOTE 1 - ORGANIZATION

Franklin Principal Maturity Trust (the Fund) was organized as a Massachusetts business trust on November 22, 1988, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

a. Security Valuation

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market value, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Investment Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees (the Board).

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events materially affect the value of these foreign securities occur during such period, then these securities will be valued at fair value as determined by management and approved in good faith by the Board.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board.

b. Investment Income, Expenses and Distributions

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

Net realized capital gains or losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions. Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities - see
Note 9.

c. Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Income Taxes

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

e. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates.

f. Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve system. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At November 30, 1995, all outstanding joint repurchase agreements held by the Fund had been entered into on that date.

g. Reverse Repurchase Agreements

During the year ended November 30, 1995, the Fund entered into reverse repurchase agreements with certain brokers. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price. Such a transaction is accounted for as a borrowing by the Fund, collateralized by securities for which the Fund retains possession. The difference between the selling price and the repurchase price is accounted for as interest expense. At November 30, 1995, the outstanding reverse repurchase agreements, which were entered into on November 1, 1995 and November 21, 1995, and collateralized by zero coupon bonds issued by the U.S. government or its agencies, will mature within 61 days and are as follows:

                      Amount of           Weighted            Weighted              Cost of            Value of
Counterparty         Agreements         Average Rate      Average Maturity        Collateral          Collateral
--------               --------           --------           ----------            --------            --------
Bear Stearns          $70,726,790           5.88%              32 days            $64,297,432         $83,148,120

The Fund has entered into various interest rate swap agreements in order to convert its interest rate exposure on a portion of the reverse repurchase agreements from a current short-term rate to a long-term fixed rate. See Note 2h.

h. Interest Rate Swap Agreements

During the year ended November 30, 1995, the Fund entered into various interest rate swap agreements. As part of the Fund's asset and liability management, these agreements are used as a hedge for the interest rate exposure on its

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Interest Rate Swap Agreements (cont.)

reverse repurchase agreements - see Note 2g. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the interest rate swap agreements. Notional principal amounts specified in these agreements often are used to express the volume of these transactions, but the amounts potentially subject to such credit risk are limited to the accrued interest. To minimize the risk, the Fund's policy requires all counterparties to have a minimum credit rating of A.

The terms of the interest rate swap agreements outstanding at November 30, 1995 are as follows:

                     Maturity        Notional       Fixed-Payment Rate   Variable Payment Rate
                       Date      Principal Amount    Paid by the Fund    Received by the Fund
                      ------         --------            ---------            -----------
                     01/19/96       $5,000,000           5.240%              3 month LIBOR
                     01/22/96        5,000,000           5.150               3 month LIBOR
                     03/05/96        5,000,000           4.515               3 month LIBOR

The variable payment rate is reset every three months based on the London Interbank Offered Rate (LIBOR) at pre-established dates. The differential to be received or paid on interest rate swap agreements is accrued daily as interest income or interest expense. Income recognized by the fund for the year ending November 30, 1995 aggregated $164,571. At November 30, 1995, the dollar-weighted averages of the fixed and variable rates were 4.97% and 5.92%, respectively. If terminated at November 30, 1995, the interest rate swap agreements would generate a gain of approximately $52,304.


NOTE 3 - DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At November 30, 1995, for tax purposes, the Fund had capital loss carryover of $3,689,316 expiring in 2003.

For tax purposes, the aggregated cost of securities and unrealized depreciation is higher than for financial reporting purposes at November 30, 1995 by $45,629.


NOTE 4 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc. (Advisers) under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees of 0.60% per annum computed weekly and payable monthly at 0.60% of the Fund's average weekly net assets from June 1, 1993 through May 31, 1997; and 0.45% of the Fund's average weekly net assets from June 1, 1997 until May 31, 2001 (the anticipated termination of the Fund). Fees incurred by the Fund aggregated $999,478 for the year ended November 30, 1995. Certain officers and trustees of the Fund are also officers and/or directors of Advisers, a wholly-owned subsidiary of Franklin Resources, Inc.


NOTE 5 - TRUST SHARES

As a result of its initial public offering, 20,355,000 shares of beneficial interest were sold at a price of $10.00 per share. The Fund received proceeds from the sale of $189,301,500, after underwriting discounts of $.70 per share. At November 30, 1995, the Fund has an unlimited number of shares of $.01 par value authorized.


NOTE 6 - RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom.


NOTE 6 - RESTRICTED SECURITIES (cont.)

Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund values these restricted securities as disclosed in Note 2. At November 30, 1995, the Fund held the following restricted securities with a value aggregating $5,313,274, representing 3.04% of the Fund's net assets:

    Face
   Amount     Security                                               Acquisition Date       Cost         Value
   _______    __________________________________               .       _____________        _______      _______
$ 5,000,000   El Paso Electric Co., bank debt ..................         02/25/94         4,275,000    3,250,000
  1,549,542   Gateway Group Ltd., bank debt.....................         09/08/95         2,171,445    2,063,274

NOTE 7 - RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 2. At November 30, 1995, the Fund held 144A securities with a value aggregating $6,522,968 representing 3.73% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.


NOTE 8 - STATEMENT OF CASH FLOWS

The Fund's financial statements for the year ended November 30, 1995 include a Statement of Cash Flows in compliance with SFAS 102. Cash provided from operations differs from net investment income because of amortization of bond discount and premium, bonds paid-in-kind, year-end income and expense accrual changes amounting to $7,482,548.


NOTE 9 - CREDIT RISK AND DEFAULTED SECURITIES

Although the Fund has a diversified portfolio, 28.5% of its portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1995, the Fund held 6 defaulted securities issued by 6 separate companies with a value aggregating $9,464,500, representing 5.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


NOTE 10 - OTHER CONSIDERATIONS

Advisers may serve as a member of various bondholders' committees, representing bondholders' interests in certain corporate restructuring negotiations. Currently the manager serves on the bondholders' committee for Victory Markets. As a result of this involvement in this committee, Advisers may be in possession of certain material non-public information. Advisers has not, nor does it intend to sell, any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities laws.


NOTE 11 - HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments of 5% or more of an issuer's outstanding voting securities held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at November 30, 1995, which amounted to $2,255,288. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.


NOTE 12 - SUBSEQUENT EVENTS

On December 15, 1995, the Board of Trustees declared the following per share distribution:

                                                                    From Undistributed
                              Record Date         Payment Date     Net Investment Income
                           -------------------  -----------------  --------------------
                           December 29, 1995    January 15, 1996           $.045


NOTE 13 - FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each year are as follows:

                                                                             Year ended November 30,
                                                                1995       1994      1993      1992       1991
                                                               ------     ------    ------    ------     ------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of year.......................    $7.70     $9.62      $8.09     $8.06      $7.36
                                                               ------     ------    ------    ------     ------
Net investment income......................................      .520      .540       .517      .456       .736
Net realized and unrealized gain (loss)
 on investments............................................      .911    (1.766)     1.568      .214       .757
                                                               ------     ------    ------    ------     ------
Total from investment operations...........................     1.431    (1.226)     2.085      .670      1.493
                                                               ------     ------    ------    ------     ------
Less distributions:
 From net investment income................................     (.591)    (.590)     (.517)    (.456)     (.729)
 From paid-in capital......................................      --         --        --       (.184)     (.064)
 In excess of net investment income........................      --         --       (.038)      --        --
 From capital gains........................................      --       (.104)        --       --         --
                                                               ------     ------    ------    ------     ------
Total distributions........................................     (.591)    (.694)     (.555)    (.640)     (.793)
                                                               ------     ------    ------    ------     ------
Net asset value at end of year.............................    $8.54     $7.70      $9.62     $8.09      $8.06
                                                               ======     ======    ======    ======     ======
TOTAL RETURN+..............................................    14.21%    (8.50%)    21.17%     4.88%     10.30%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in 000's).......................   $174,805   $157,508  $196,895  $165,637   $164,934
Ratio of expenses to average net assets....................     3.32%     2.60%      2.98%     3.27%      4.06%
Ratio of net investment income to
 average net assets........................................     6.33%     5.86%      5.74%     5.51%      9.41%
Portfolio turnover rate....................................    30.57%    45.19%     70.91%    61.69%     49.91%
Closing market price per share at end of yeara.............    $7.50     $7.125     $8.50     $7.50      $7.75

+Total return measures the change in the market price of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any, at market price.

aBased on last sale on the New York Stock Exchange.

Under IRC 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 2.19% as the percentage amount of its ordinary income dividends paid by the Fund during the fiscal year ended November 30, 1995, as income qualifying for the dividends received deduction.



FRANKLIN PRINCIPAL MATURITY TRUST

Report of Independent Auditors



To the Shareholders and Board of Trustees of Franklin Principal Maturity Trust:

We have audited the accompanying statement of assets and liabilities of Franklin Principal Maturity Trust (the Fund), including the statement of investments in securities and net assets, as of November 30, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Principal Maturity Trust as of November 30, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                    COOPERS & LYBRAND L.L.P.

San Francisco, California
January 2, 1996

Franklin Principal Maturity Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by sector, as a percentage of the fund's total investments.

Portfolio Breakdown on 11/30/95
Treasury/Agency Zero-Coupon Bonds                    61.7%
Corporate Bonds                                      19.0%
Common Stocks                                        14.3%
Other Stocks & Bonds                                  5.0%